UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on February 11, 2021, HC2 Holdings 2 Inc. (now known as Innovate 2) (“Innovate”) and Continental General Insurance Company (“Continental”), former minority stockholders of 704Games, filed a complaint (the “HC2 and Continental Complaint”) in the U.S. District Court for the District of Delaware against Motorsport Games Inc. (the “Company”), the Company’s former Chief Executive Officer and Executive Chairman, the Company’s former Chief Financial Officer, and the manager of Driven Lifestyle Group LLC, formerly known as Motorsport Network, LLC, which is the Company’s majority shareholder (“Driven Lifestyle”). The complaint was later amended and added Leo Capital Holdings LLC (“Leo Capital”) as an additional plaintiff and the controller of Driven Lifestyle as an additional individual defendant. On July 28, 2023, Wesco Insurance Company (“Wesco”) filed a complaint in state court in Florida (the “Coverage Action”) against the Company, as well as the other defendants involved in the litigation related to the HC2 and Continental Complaint (the “Underlying Action”). The Company had previously submitted the Underlying Action for coverage under a management liability policy issued by Hallmark Specialty Insurance Company (“Hallmark”) and an excess policy with Wesco (the “Wesco Policy”). The Company is an insured party under the management liability policy issued by Hallmark and the Wesco Policy. Wesco’s complaint sought declaratory relief to determine Wesco’s obligations to the defendants under an excess policy of insurance issued to the Company by Wesco for the Underlying Action. Wesco claimed that there was no coverage afforded to the defendants for the Underlying Action under the Wesco Policy.

On June 2, 2025 (the “Effective Date”), Wesco and Driven Lifestyle entered into a Settlement and Release Agreement (the “Settlement Agreement”), which provides that (1) within thirty (30) calendar days after the Effective Date, Wesco shall pay the sum of $800,000 to Driven Lifestyle (the “Settlement Payment”) and (2) within ten (10) calendar days after the receipt of the Settlement Payment, Wesco and Driven Lifestyle shall file stipulations to dismiss the Coverage Action with prejudice. The Settlement Agreement also provides for a release of claims by Wesco and Driven Lifestyle, including on behalf of their direct and indirect subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: June 6, 2025	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President